SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date earliest event reported)	June 1, 2007

MTR GAMING GROUP, INC.

(exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

0-20508	84-1103135
(Commission File Number)	(IRS Employer Identification Number)

STATE ROUTE 2 SOUTH, CHESTER, WEST VIRGINIA

(Address of principal executive offices)

26034

(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (304) 387-8300

N/A

(Former name or former address, if changed since last report)

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                           Other Events.

On June 1, 2007, the Registrant, certain of its wholly-owned subsidiaries (as Guarantors) and Wells Fargo Bank, N.A. (as Trustee) executed two Supplemental Indentures (one supplementing the Indenture dated March 25, 2003, with respect to the Registrant's 9.75% Senior Notes, Series B, due 2010, and one supplementing the Indenture dated May 25, 2006, with respect to the Registrant's 9.00% Senior Subordinated Notes, Series B, due 2012). Each of such Supplemental Indentures provides for the curing of a defect included in the definition of the term "Permitted Liens" in Section 1.01 of each Indenture pusuant to which the definition of such term included in each such Indenture has been amended to reflect the definition of such term included in the respective Offering Circulars originally distributed to the holders of the respective Notes prior to their original issuance by the Registrant. The foregoing description of the Supplemental Indentures is not complete and is qualified in its entirety by reference to both Supplemental Indentures, copies of which are attached as Exhibits 99.1 and 99.2 and incorporated herein by reference.

On June 4, 2007, the Registrant issued a press release announcing that it is soliciting consents from the holders of MTR’s Senior Notes, Series B, due 2010, and its Senior Subordinated Notes, Series B, due 2012, to certain amendments to the Indentures governing the Senior Notes and Senior Subordinated Notes.  The proposed amendments are intended principally to increase from $85.0 million to $135.0 million the “basket” for debt under MTR’s secured, revolving Credit Agreement carved out from the debt incurrence test set forth in the Indentures. A copy of the press release is attached as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01.                                           Financial Statements and Exhibits.

(a)                                  Not applicable.

(b)                                 Not applicable.

(c)                                  Exhibits:

Exhibit No.	Description

99.1

Supplemental Indenture dated June 1, 2007, to Indenture dated March 25, 2003 by and among the Registrant, certain wholly-owned subsidiaries of the Registrant (as Guarantors) and Wells Fargo Bank, N.A. (as Trustee).

99.2

Supplemental Indenture dated June 1, 2007, to Indenture dated May 25, 2006 by and among the Registrant, certain wholly-owned subsidiaries of the Registrant (as Guarantors) and Wells Fargo Bank, N.A. (as Trustee).

99.3	Press Release dated June 4, 2007.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MTR GAMING GROUP, INC.

		By:	/s/ John W. Bittner, Jr.
John W. Bittner, Jr.
Chief Financial Officer
Date:	June 4, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1

Supplemental Indenture dated June 1, 2007, to Indenture dated March 25, 2003 by and among the Registrant, certain wholly-owned subsidiaries of the Registrant (as Guarantors) and Wells Fargo Bank, N.A. (as Trustee).

99.2

Supplemental Indenture dated June 1, 2007, to Indenture dated May 25, 2006 by and among the Registrant, certain wholly-owned subsidiaries of the Registrant (as Guarantors) and Wells Fargo Bank, N.A. (as Trustee).

99.3	Press Release dated June 4, 2007.